IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER PORTFOLIOS

Alger SMid Cap Growth Portfolio

Supplement dated June 29, 2017 to Current Prospectus

The Board of Trustees of The Alger Portfolios has approved changes with respect to Alger SMid Cap Growth Portfolio (the “Portfolio”) that are anticipated to become effective on or about August 30, 2017 (the “Effective Date”).  The Portfolio’s name will be changed to Alger SMid Cap Focus Portfolio, and its principal investment strategy and principal risks will be revised as noted below.  The Portfolio’s investment objective to seek long-term capital appreciation will not change.

As of the Effective Date, the following will be added as the fourth paragraph under the heading “Principal Investment Strategy” on page 17 of the Prospectus:

As a focus fund, the Portfolio intends to invest a substantial portion of its assets in a smaller number of issuers, and may focus its holdings in fewer business sectors or industries.  Generally the Portfolio will own approximately 50 holdings.  Portfolio holdings may occasionally exceed this number for a variety of reasons.

The following also will be added as of the Effective Date as the fifth paragraph under the heading “Principal Risks” on page 18 of the Prospectus:

•      Less Diversified Portfolio Risk — the Portfolio may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio.  The Portfolio may have substantial holdings within a particular sector, and companies in similar industries may be similarly affected by particular economic or market events.

Shareholders may choose to exchange their shares of the Portfolio for shares of the same class of another fund in the Alger Family of Funds at any time.  Shareholders may also redeem their shares at any time.  Exchange or redemption of shares may be a taxable event to shareholders.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

S-APPI-2-62917